UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2024

NorthStar Healthcare Income, Inc.
(Exact name of Registrant as Specified in its Charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Lexington Avenue, 14th Floor,
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(929) 777-3135
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 22, 2024, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare” or the “Company”), acting through subsidiaries of its operating partnership, entered into an omnibus amendment (the “Amendment”) to each of the 32 separate, cross-collateralized non-recourse loans (the “Mortgage Loans”) secured by 32 independent living facilities (collectively, the “Winterfell Portfolio”), with an aggregate principal amount of $571.2 million as of November 21, 2024. The Amendment (i) extends the maturity date of each of the Mortgage Loans from June 1, 2025 (the “Original Maturity Date”) to June 1, 2026, (ii) provides that, beginning on the Original Maturity Date, the interest rate under the Mortgage Loans will convert from a fixed rate of 4.17% to a floating rate of Secured Overnight Financing Rate (“SOFR”) plus 2.5%, and (iii) required the Company to advance $35 million, to be held in escrow and applied to repay the Mortgage Loans on the Original Maturity Date or any earlier prepayment.

The Company believes that the Amendment gives it additional flexibility to execute on its strategy, including pursuit of dispositions or other transactions in furtherance of the Company’s primary objective of maximizing value and generating liquidity for stockholders.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or Exchange Act. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue,” “future” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, changes in market interest rates, changes to healthcare real estate values, changes in capitalization rates, rental and growth rates, changes in the size and diversity of NorthStar Healthcare’s portfolio, property level cash flow, the ability to achieve targeted returns, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in NorthStar Healthcare’s other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: November 26, 2024	By:	/s/ NICHOLAS R. BALZO
Nicholas R. Balzo
Chief Financial Officer and Treasurer
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